SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 20, 2001
                        (Date of earliest event reported)


                             HAUPPAUGE DIGITAL, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


   Delaware                          1-3550                11-3227864
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of  incorporation)                                  Number)



  91 Cabot Court, Hauppauge, New York                      11788
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (631) 434-1600

Item 5.  Other Events.

     On July 19, 2001, the Board of Directors (the "Board") of Hauppauge Digital, Inc. (the "Company") adopted a stockholder rights plan, as set forth in the Rights Agreement, dated as of July 20, 2001 (the "Rights Agreement") between the Company and North American Transfer Company as Rights Agent. Pursuant to the Rights Agreement, one Right will be issued for each share of common stock, par value $0.01 per share, of the Company ("Common Stock") outstanding as of August 5, 2001. Each of the Rights will entitle the registered holder to purchase from the Company one share of Common Stock at a price of $11.00 per share, subject to adjustment. The Rights generally will not become exercisable unless and until, among other things, any person acquires 10% to 12% or more of the outstanding Common Stock or makes a tender offer to acquire 10% or more of the outstanding Common Stock. The 10% threshold will not be applicable to institutional investors who stay below a 20% ownership level and who report their ownership on a Schedule 13G under the Securities Exchange Act of 1934. In addition, stockholders of more than 10% of the Common Stock as a of July 19, 2001 will be grandfathered at a their current level plus 1% unless they later fall below the 10% threshold. The Rights are redeemable under certain circumstances at $0.001 per Right and will expire, unless earlier redeemed or extended, on July 19, 2011. A description of the Rights and their terms are set forth in the Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         4.1 Rights Agreement, dated as of July 20, 2001, between Hauppauge Digital, Inc. and Mildred Rostolder d/b/a North American Transfer Company, as Rights Agent, including the form of Rights Certificate as Exhibit A and the Summary of Rights to Purchase Common Stock as Exhibit B (pursuant to the Rights Agreement printed Rights Certificates will not be mailed until after the Distribution Date (as defined in the Rights Agreement)).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      HAUPPAUGE DIGITAL, INC.


Dated: July 20, 2001                               By: /s/ Kenneth Plotkin
                                                       ------------------------
                                                       Kenneth Plotkin
                                                       Chief Executive Officer



                                                   EXHIBIT INDEX
Exhibit No.                Exhibit
--------------             ---------------

         4.1 Rights Agreement, dated as of July 20, 2001, between Hauppauge Digital, Inc. and Mildred Rostolder d/b/a North American Transfer Company, as Rights Agent, including the form of Rights Certificate as Exhibit A and the Summary of Rights to Purchase Common Stock as Exhibit B (pursuant to the Rights Agreement printed Rights Certificates will not be mailed until after the Distribution Date (as defined in the Rights Agreement)).